SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K



                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                             March 15, 1999

                          METRIS MASTER TRUST
                        METRIS RECEIVABLES, INC.
                (Originator of the Metris Master Trust)
          (Exact name of registrant as specified in its charter)


  Delaware                       033-99514                   41-1810301
  (State of                 (Commission File Number)      (IRS Employer
Incorporation)                                           Identification No.)


   600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
               (Address of principal executive offices)


                              (612) 417-5645
         (Registrant's telephone number, including area code)







                          METRIS RECEIVABLES, INC.
                        Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

            Ex. 20a         Series 1996-1 February Certificateholders' Statement

            Ex. 20b         Series 1997-1 February Certificateholders' Statement

            Ex. 20c         Series 1997-2 February Certificateholders' Statement

            Ex. 20d         Series 1998-2 February Certificateholder's Statement

            Ex. 20e         Series 1998-3 February Certificateholder's Statement


                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METRIS RECEIVABLES, INC.



                                  By
                                     Paul T. Runice
                                     Senior Vice President and Treasurer




Dated:  March 15, 1999